SECURITIES AND EXCHANGE COMMISSION

				Washington, D.C.  20549

				      Form 8-K

		 Current Report Pursuant to Section 13 or 15(d)
		  of the Securities and Exchange Act of 1934


Date of report:  December 30, 1994

		       Aetna Life & Casualty Incentive Savings Plan
				   (Full title of plan)

			    Aetna Life and Casualty Company
	(Name of issuer of the securities held pursuant to the plan)


				    Connecticut
		 (State or other jurisdiction of incorporation)

      001-05704                                           06-0843808
(Commission File Number)                               (I.R.S. Employer
						       Identification No.)

	      151 Farmington Avenue, Hartford, Connecticut  06156
(Address of principal executive offices)                   (Zip Code)


Plan counsel's telephone number, including area code:  (203) 273-0810


			      Not Applicable
     (Former name or former address, if changed since last report)

			       TABLE OF CONTENTS



							    Page

Item 5.  Other Events                                        3

Item 8.  Change in Fiscal Year for the Plan                  4

Signatures                                                   5

		       Item 5. Other Events


Subsequent to the filing of its Form 11-K for the fiscal year ended November 30, 1993, the Aetna Life & Casualty
Incentive Savings Plan ("Plan") changed the Trustee for the
Plan to Mellon Bank, N.A.

	       Item 8.  Change in Fiscal Year for the Plan


Date of such determination:  December 15, 1994

Date of new fiscal year end for the Aetna Life & Casualty
Incentive Savings Plan: December 31, 1994 and each subsequent December 31

Form on which the report covering the transition period will be filed: Form 11-K

			 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the persons who administer the Plan have duly caused this report to be signed by the undersigned duly authorized.





					 AETNA LIFE & CASUALTY
					 INCENTIVE SAVINGS PLAN


Date:  December 30, 1994                  By Ann B. Ewers
					     Ann B. Ewers
					     Vice President